GE INSTITUTIONAL FUNDS

Supplement Dated November 5, 2008

to Prospectus Dated September 15, 2008

The GE Institutional Funds Prospectus dated September 15, 2008 (the “Prospectus”) is amended as follows (note: these changes were previously disclosed to investors in a prospectus supplement dated March 14, 2008):

1. The sixth paragraph under “Asset Allocation Funds – Strategic Investment Fund – The Strategy” located on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

“Under normal circumstances, the Fund may have a net cash level of up to 10% of its total assets.”

2. The third paragraph under “Asset Allocation Funds – Strategic Investment Fund – The Risks” located on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

“The Fund’s net cash position typically has less total return potential over time than the Fund’s other asset classes but at times may be relatively more attractive.”

3. The following definitions on “Equitized cash” and “Net cash” are added to the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings – Important Definitions” located on page 31 of the Prospectus:

“Equitized cash is a technique that uses futures or other instruments (such as exchange traded funds) to gain equity market exposure for holdings of cash and cash equivalents and/or money market instruments. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.”

“Net cash takes into account a Fund’s holdings of cash and cash equivalents and money market instruments as well as any adjustments for equitized cash and other assets and liabilities, such as pending securities settlements and liabilities associated with loans of portfolio securities.”

4. The definition of “Money market instruments” under the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings – Important Definitions” located on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

“Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest directly in money market instruments or indirectly (other than the Money Market Fund) through investments in the GE Funds – GE Money Market Fund (the “GE Money Market Fund”).

5. The last sentence of the fourth paragraph in the first column under “Calculating Share Value” on page 69 of the Prospectus is deleted in its entirety and replaced with the following:

“Municipal obligations are valued at the quoted bid prices.”

6. The section entitled “Fund Expenses—Annual Fund Operating Expenses” located on pages 28 and 29 of the Prospectus is deleted in its entirety and replaced with the following:

“Shareholders Fees

No sales charge (load) is imposed on purchases of shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of shares. The Funds also do not impose an exchange fee or a redemption fee, except for the International Equity Fund which imposes a 2% redemption fee for shares redeemed or exchanged within 90 days of purchase. For more information regarding this redemption fee, please see “How to Invest – More on Redemption Fees” later in this Prospectus. The following table shows what it would cost you to invest in a Fund. Annual Fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends. The figures below show actual “Other Expenses” incurred by each Fund during the fiscal period ended September 30, 2007, and estimated “Acquired Fund Fees and Expenses.”

Annual Fund

Operating

Expenses

(as a percentage of

average net assets)

	U.S. Equity Fund	S&P 500 Index Fund	Core Value Equity Fund	Small-Cap Equity Fund[2]	International Equity Fund	Premier Growth Equity Fund	Income Fund	Strategic Investment Fund	Money Market Fund
Management Fees[1]
Investment Class and Service Class	0.36%	0.15%	0.43%	0.90%	0.55%	0.36%	0.23%	0.36%	0.24%

Distribution and Service (12b-1) Fees
Investment Class	None	None	None	None	None	None	None	None	None
Service Class[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses[4]
Investment Class and Service Class	—	—	—	—	—	—	—	—	—

Acquired Fund Fees and Expenses[5]
Investment Class and Service Class	0.02%	0.01%	0.01%	0.03%	0.02%	0.01%	0.07%	0.03%	None

Total Annual Fund Operating Expenses
Investment Class	0.38%	0.16%	0.44%	0.93%	0.57%	0.37%	0.30%	0.39%	0.24%
Service Class	0.63%	0.41%	0.69%	1.18%	0.82%	0.62%	0.55%	0.64%	0.49%

Expenses Waived or Reimbursed by the Adviser: [6]
Investment Class	—	0.01%	—	—	—	—	0.05%	0.01%	None
Service Class	—	0.01%	—	—	—	—	0.05%	0.01%	None

Net Annual Fund Operating Expenses
Investment Class	0.38%	0.15%	0.44%	0.93%	0.57%	0.37%	0.25%	0.38%	0.24%
Service Class	0.63%	0.40%	0.69%	1.18%	0.82%	0.62%	0.50%	0.63%	0.49%

1 A Fund’s management fee is intended to be a “unitary” fee that includes all operating expenses payable by a Fund, except for fees and costs associated with the GE Institutional Funds’ independent trustees, shareholder servicing and distribution fees, brokerage fees, fees and expenses associated with investments in investment companies, including ETFs and affiliated money market funds, and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). The management fee fluctuates based upon the average daily net assets of each Fund, other than the S&P 500 Index Fund, and may be higher or lower than those shown above. The nature of the services provided to, and the management fee paid by, each Fund is described in more detail under “About the Investment Adviser.”

2 At a shareholders meeting held on August 6, 2008, the Small-Cap Equity Fund shareholders approved a new management fee shown above, which became effective on October 1, 2008. For the complete fee schedule, please see “About the Investment Adviser – Investment Management and Administration Fee” later in this Prospectus.

3 The 0.25% shareholder servicing and distribution fee is intended to compensate GE Investment Distributors, Inc. (Distributor), or enable the Distributor to compensate other persons, for expenditures made on behalf of the Service Class of each Fund. Long-term shareholders of the Service Class shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the Financial Industry Regulatory Authority.

4 “Other Expenses” include fees beyond those borne by GE Asset Management pursuant to each Fund’s Advisory and Administration Agreement. These expenses include fees and costs associated with the GE Institutional Funds’ independent trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). Amounts less than 0.01% are shown as dashes (—) in the above table.

5 “Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including ETFs and the GE Funds – GE Money Market Fund (“GE Money Market Fund”), which serves as the cash sweep vehicle for each non-money market Fund effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended September 30, 2007 to reflect estimated fees anticipated to be incurred in connection with each Fund’s investment in the GE Money Market Fund and are based on each Fund’s average monthly cash positions during the most recent fiscal year.

6 GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. This amount is less than 0.01% for certain Funds, and is reflected as dashes (—) in the above table.

7. The “Example” table under “The Impact of Fund Expenses” section located on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Example	You would pay the following expenses on a $10,000 investment

	1 Year	3 Years	5 Years	10 Years
U.S. Equity Fund
Investment Class	$38	$121	$210	$474
Service Class	$64	$200	$349	$780

S&P 500 Index Fund
Investment Class	$16	$51	$89	$202
Service Class	$42	$131	$229	$515

Core Value Equity Fund
Investment Class	$43	$137	$238	$536
Service Class	$70	$220	$383	$856

Small-Cap Equity Fund
Investment Class	$95	$296	$515	$1,143
Service Class	$120	$375	$649	$1,432

International Equity Fund
Investment Class	$58	$183	$319	$716
Service Class	$84	$262	$456	$1,016

Premier Growth Equity Fund
Investment Class	$38	$119	$209	$470
Service Class	$64	$199	$347	$776

Income Fund
Investment Class	$31	$97	$170	$384
Service Class	$57	$177	$309	$693

Strategic Investment Fund
Investment Class	$40	$126	$220	$495
Service Class	$66	$206	$358	$801

Money Market Fund
Investment Class	$24	$77	$134	$304
Service Class	$50	$157	$273	$614

8. The second, third and fourth paragraphs under “More on Investment Strategies” located on pages 35 and 36 of the Prospectus is deleted in its entirety and replaced with the following:

“Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and cash equivalents and/or money market instruments, which may be considered on a net cash basis: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, (iv) to meet redemptions, (v) to meet operating expenses, and (vi) during Fund restructuring. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash and cash equivalents and/or money market instruments.

A Fund (other than the S&P 500 Index Fund) may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash and cash equivalents and/or invest in money market instruments, or (y) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Trustees, and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

Each Fund may invest in money market instruments either directly or indirectly (other than the Money Market Fund) through investment in the GE Money Market Fund. GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Before using the GE Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Investment Fund (formerly GEI Short-Term Investment Fund), which is a privately pooled investment trust managed by GE Asset Management. GE Asset Management charges no advisory fee to the GEI Investment Fund. Those Funds may continue to hold a small interest in the GEI Investment Fund.

To the extent that a Fund, other than the Money Market Fund, holds cash and cash equivalents or investments in money market instruments, it may not achieve its investment objective.”

9. The following disclosure is added and supplements the section entitled “How to Invest – Choosing a Share Class” located on pages 57-58 of the Prospectus:

Closed Fund: The Money Market Fund is closed to all new investors. Both the Investment Class and the Service Class shares of the Money Market Fund may only be purchased by: (1) existing shareholders of record of the respective share class of the Money Market Fund at the close of business on March 17, 2008; (2) shareholders that invest through an Authorized Firm who currently hold the Money Market Fund Investment Class and/or Service Class shares; (3) retirement plans (including defined benefit and defined contribution plans) of companies that are affiliated (as defined in the Prospectus) with GE Asset Management; and (4) shareholders who exchange shares of another GE Institutional Fund for the same class share of the Money Market Fund.